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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ito-Yokado Co., Ltd., ( "Ito-Yokado") on Form 20-F for the fiscal year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Noritoshi Murata, Senior Managing Director and Chief Financial Officer of Ito-Yokado, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ito-Yokado.

                                                    ITO-YOKADO CO., LTD

                                                By: /s/ Noritoshi Murata
                                                    ----------------------------
                                                    Noritoshi Murata
                                                    Senior Managing Director
                                                    and Chief Financial Officer

Date: August 22, 2003

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